Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Supplement dated December 13, 2023
to the
Prospectus and Summary Prospectus dated March 30, 2023, as supplemented, for Rockefeller Climate Solutions Fund (the “Fund”),
a series of Trust for Professional Managers

Effective immediately, references to Appendix A are being added to the Fund’s Prospectus. Appendix A discloses financial intermediary-specific sales charge waivers and discounts related to purchases and sales made through certain financial intermediaries.

The introductory paragraph of the Prospectus and Summary Prospectus section titled “Fees and Expenses of the Fund” is replaced by the following:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and Example below. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $2,500 in the Fund’s Class A shares. Certain financial intermediaries may also offer variations in Fund sales charges to their customers as described in Appendix A to the Prospectus. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Class A Sales Charge Reductions and Waivers” beginning on page 20 of the Prospectus, in Appendix A to the Prospectus, and under “Sales Charges; Sales Charge Reductions and Waivers – Sales Charges on Class A Shares” beginning on page 40 of the Fund’s Statement of Additional Information (“SAI”).

The following disclosure is being added to the Prospectus section titled "Shareholder Information - Choosing a Share Class":

A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus. Sales charge variations may apply to purchases, sales and conversions of Fund shares and a shareholder transacting in Fund shares through a financial intermediary identified in Appendix A should read the terms and conditions of Appendix A carefully. A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Fund or through another financial intermediary.

The following disclosure is being added to the Prospectus section titled “Shareholder Information - Class A Sales Charge Reductions and Waivers”:

Financial Intermediary-Defined Sales Charge Variation Policies. A financial intermediary may impose different sales charge variations. Sales charge discount variations specific to certain financial intermediaries are described in Appendix A to this Prospectus.

The subsection titled “Initial Sales Charge Waivers” in the Prospectus section titled “Shareholder Information - Class A Sales Charge Reductions and Waivers” is replaced by the following:

Initial Sales Charge Waivers. Sales charges for Class A shares may be waived under certain circumstances for some investors or for certain purchases. You may not have to pay a sales charge on purchases of Class A shares if:

•you are an affiliate of the Adviser or any of its or the Trust’s officers, directors, trustees, employees or retirees;
•you are a registered representative of any broker-dealer authorized to sell Fund shares, subject to the internal policies and procedures of the broker-dealer;

•you are a member of the immediate family of any of the foregoing (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);
•you are a fee-based registered investment adviser, financial planner, bank trust department or registered broker-dealer and are purchasing shares on behalf of your customers;
•you are a financial intermediary who has entered into agreements with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee (see Appendix A – Financial Intermediary- Defined Sales Charge Variation Policies for a list of such entities)
•you are purchasing shares for retirement (not including IRA accounts) and deferred compensation plans or the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(k), 403(b) and 457 of the Code, and “rabbi trusts”), for which an affiliate of the Adviser acts as trustee or administrator;
•you are purchasing shares for a 401(k), 403(b) or 457 plan, and profit sharing and pension plans that invest $500,000 or more or have more than 100 participants;
•you are a current shareholder whose aggregate investment in Class A shares of the Fund exceeds $500,000 subject to the conditions noted above; or
•you are an individual with an account managed by the Adviser or an affiliate.

The following disclosure is included at the end of the Fund’s Prospectus as “Appendix A":

APPENDIX A

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

Shares purchased in an investment advisory program.

Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

Breakpoints as described in this prospectus.

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Please retain this Supplement with your Prospectus and
Summary Prospectus for future reference.

3